SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s prospectus and summary prospectus.
Average Annual Total Returns
(For periods ended 12/31/2017 expressed as a %) (Class A)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/29/2001	29.48	3.75	-1.70
After tax on distributions		29.48	3.83	-1.61
After tax on distributions and sale of fund shares		16.93	3.07	-1.11
Class T before tax	6/5/2017	34.01	4.46	-1.37
Class C before tax	5/29/2001	36.40	4.21	-1.91
Class S before tax	5/8/1996	37.71	5.24	-0.88
MSCI Emerging Market Index (reflects no deduction for fees or expenses)		37.28	4.35	1.68

	Class Inception	1 Year	5 Years	Since Inception
INST Class before tax	3/3/2008	37.78	5.24	0.07
MSCI Emerging Market Index (reflects no deduction for fees or expenses)		37.28	4.35	2.36
Please Retain This Supplement for Future Reference
August 23, 2018
PROSTKR-1077